UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No. __)

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☐	Soliciting Material Pursuant to § 240.14a-12

Surge Components, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

October 31, 2019

Dear Stockholders:

It is our pleasure to invite you to the Annual Meeting of Stockholders (the “Annual Meeting”) of Surge Components, Inc. (“Surge” or the “Company”) to be held on Tuesday November 26, 2019, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 at 10:00 a.m., local time. A Notice of the Annual Meeting of Stockholders, Proxy Statement and Proxy Card are enclosed with this letter. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended November 30, 2018 also accompanies this mailing.

The Annual Meeting will be held for the following purposes:

1.	To elect four directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019;

3.	To hold an advisory vote on the executive compensation of the Company’s named executive officers;

4.	To ratify the amendment to the rights plan designed to protect and preserve the substantial tax benefits of the Company’s net operating loss carryforwards for the purpose of extending the plan for three years.

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

It is important that your shares be represented at the Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the Annual Meeting, we hope that you will read the enclosed Notice of the Annual Meeting, Proxy Statement and the voting instructions on the enclosed Proxy Card. We hope that you will promptly vote by completing, signing and dating the Proxy Card and mailing it in the enclosed, postage pre-paid envelope, or vote by telephone or the Internet by following the instructions on the Proxy Card. If your shares are not registered in your own name and you would like to attend the Annual Meeting, please ask the broker, bank or other nominee that holds the shares to provide you with evidence of your share ownership. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying Proxy Statement.

The attached Proxy Statement is dated October 31, 2019 and is first being mailed to stockholders on or about October 31, 2019, together with the Proxy Card and the Annual Report to Stockholders for the fiscal year ended November 30, 2018.

Sincerely,

/s/ Ira Levy
Chief Executive Officer, President and Director

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 26, 2019

TO THE STOCKHOLDERS OF SURGE COMPONENTS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Annual Meeting”) of Surge Components, Inc., a Delaware Corporation (“Surge” or the “Company”), will be held on Tuesday, November 26, 2019, at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time, for the following purposes:

1.	To elect four directors to the Board of Directors of the Company (the “Board” or “Board of Directors”) from the nominees named in the accompanying proxy statement (the “Proxy Statement”) to hold office until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Seligson & Giannattasio, LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2019;

3.	To hold an advisory vote on the executive compensation of the Company’s named executive officers;

4.

To ratify the amendment to the rights plan designed to protect and preserve the substantial tax benefits of the Company’s net operating loss carryforwards for the purpose of extending the plan for three years; and

5.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Board of Directors unanimously recommends that you use the enclosed Proxy Card to vote FOR each of the Company’s nominees for directors in proposal 1 and FOR proposals 2, 3, 4 and 5.

You are cordially invited to attend the Annual Meeting. The Board of Directors has fixed the close of business on October 16, 2019 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any postponement or adjournment thereof.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. If you are a stockholder of record, whether or not you personally plan to attend the Annual Meeting, please take a few minutes now to vote over the internet or by telephone by following the instructions on the Proxy Card, or by completing, signing and dating the enclosed Proxy Card and mailing it in the postage pre-paid envelope provided. If your shares are held in “street name,” that is, held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Regardless of the number of Company shares you own, your vote is important.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE BOARD OF DIRECTORS’ NOMINEES USING THE ENCLOSED PROXY CARD.

THE BOARD ADDITIONALLY RECOMMENDS VOTING FOR PROPOSALS 2, 3 AND 4 USING THE ENCLOSED PROXY CARD.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

By order of the Board of Directors,

/s/ Ira Levy
Chief Executive Officer, President and Director

Deer Park, New York
October 31, 2019

This Notice of Annual Meeting of Stockholders, proxy statement and form of proxy are first being mailed to stockholders on or about October 31, 2019.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be Held on November 26, 2019.

This Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended November 30, 2018, are available free of charge at the “Investor Relations” portion of our website at http://www.surgecomponents.com/relations.asp.

i

SURGE COMPONENTS, INC.
95 East Jefryn Blvd.
Deer Park, New York 11729

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
November 26, 2019

This Proxy Statement, along with a proxy card and our 2018 Annual Report, is first being mailed to stockholders on or about November 3, 2019

General Information

This proxy statement (the “Proxy Statement”) is being furnished by the Board of Directors (the “Board” or the “Board of Directors”) of Surge Components, Inc. (“Surge” or the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of the Company to be held at our offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729 on Tuesday, November 26, 2019 at 10:00 a.m., local time, and at any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting is being held for the purposes set forth in this Proxy Statement. This Proxy Statement, the enclosed Proxy Card, and the Annual Report to Stockholders for the fiscal year ended November 30, 2018, are first being mailed to stockholders on or about October 31, 2019.

Under our governing documents, no other business may be raised by stockholders at the Annual Meeting unless proper notice has been given to us by the stockholders seeking to bring such business before the meeting. If any other item or proposal properly comes before the Annual Meeting, the proxies received will be voted on such matter in accordance with the discretion of the proxy holders.

Voting Procedures

If you are a record holder, meaning your shares are registered in your own name, you may vote:

(1)	By Mail: Complete, sign and date your enclosed Proxy Card and mail it in the enclosed envelope. Your shares will be voted according to your instructions.

(2)	By E-Mail: You may cast your vote by E-Mail. Mark, sign and date your Proxy Card and sent it to Proxy@continentalstock.com

(3)	In Person at the Annual Meeting: If you attend the Annual Meeting, you may deliver your completed Proxy Card in person or you may vote by completing a ballot, which we will provide to you at the meeting. You are encouraged to complete, sign and date the Proxy Card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the Annual Meeting.

If your shares are held in “street name,” meaning they are held for your account by a broker, bank or other nominee, these proxy materials are being forwarded to you by that nominee. The nominee holding for your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may vote:

(1)	Over the Internet: You will receive instructions from your broker, bank or other nominee stating if they permit Internet voting and, if they do, explaining how to do so. You should follow those instructions.

(2)	By Telephone: You will receive instructions from your broker, bank or other nominee stating if they permit telephone voting and, if they do, explaining how to do so. You should follow those instructions.

(3)	By Mail: You will receive instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should follow those instructions.

(4)	In Person at the Annual Meeting: You must contact your broker, bank or other nominee who holds your shares to obtain a “legal” proxy card and bring it with you to the Annual Meeting. You will not be able to vote in person at the meeting unless you have a legal proxy from your broker, bank or other nominee issued in your name giving you the right to vote your shares.

The shares represented by any proxy card which is properly executed and received by the Company prior to or at the Annual Meeting (each, a “Conforming Proxy”) will be voted in accordance with the specifications made thereon. Conforming Proxies on a Proxy Card on which no specifications have been made by the stockholder will be voted in favor of the proposals described in the Proxy Statement. The Board of Directors is not aware of any matters that are expected to come before the Annual Meeting other than those described in this Proxy Statement. However, if any other matters are properly brought before the Annual Meeting, the persons named in the Proxy Card will vote the shares represented by each Conforming Proxy on a Proxy Card on those matters as instructed by the Board of Directors, or in the absence of express instructions from the Board of Directors, in accordance with their own best judgment. For information regarding the revocation of a Conforming Proxy, please see “Revocation of Proxies”.

Proof of Ownership Required for Attending the Annual Meeting in Person

You are entitled to attend the Annual Meeting only if you are a stockholder of the Company’s common stock, par value $0.001 per share (“Common Stock”), as of the close of business on October 16, 2019, the record date set by the Board of Directors (the “Record Date”), or hold a valid proxy for the Annual Meeting. If you are a stockholder of record or a beneficial owner of Common Stock that is held of record by a broker, bank or other nominee, you will need to provide valid identification and proof of ownership to attend the Annual Meeting. This proof can be:

●	a brokerage statement or letter from a broker, bank or other nominee indicating ownership on the Record Date,

●	a proxy card, or

●	a valid, legal proxy provided by your broker, bank or other nominee.

Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who fails to present identification or refuses to comply with our security procedures. No cameras, recording equipment, electronic devices, large bags or packages will be permitted at the Annual Meeting. You are encouraged to vote by proxy regardless of whether or not you plan to attend the Annual Meeting.

Quorum

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, is necessary to constitute a quorum. Shares of Common Stock represented by Conforming Proxies will be counted as present at the Annual Meeting for purposes of determining a quorum without regard as to whether the proxy is marked as casting a vote for or against a proposal, withholding a vote or abstaining. Shares of Common Stock represented by Conforming Proxies that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner’s discretion has been withheld (a “broker non-vote”) for voting on some or all other matters. For information regarding broker non-votes, please see “Revocation of Proxies.”

Required Vote

Each stockholder is entitled to one vote for each share of Common Stock.

Proposal No. 1, concerning the four directors to be elected, will require approval of a plurality of the votes cast. With plurality voting, the four nominees for director who receive the largest number of shares voted FOR will be elected, irrespective of the number or percentage of votes cast. Directors will be elected by a favorable vote of the plurality of shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote. You may either vote FOR or WITHHOLD authority to vote for the Company’s director nominees. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum, but will not be considered to have been voted FOR the director nominee and will result in such nominee receiving fewer votes. Broker non-votes are not deemed “votes cast” with respect to Proposal No. 1 and therefore will have no effect on the vote.

PLEASE SUPPORT YOUR BOARD OF DIRECTORS’ NOMINEES BY VOTING FOR THE BOARD OF DIRECTORS’ NOMINEES ON THE PROXY CARD.

Pursuant to the Company’s Articles of Incorporation, Bylaws and Delaware Law, proposals 2, 3 and 4 will require the affirmative “FOR” votes of a majority of stock represented and entitled to be voted thereon at the meeting. You may vote FOR, AGAINST or ABSTAIN on Proposal Nos. 2, 3 and 4. If you abstain from voting on any of such proposals, your shares will nevertheless be counted as present for purposes of establishing a quorum at the Annual Meeting. Abstentions will have the same practical effect as a vote against Proposal Nos. 2, 3, and 4. Broker non-votes will have no effect on the outcome of the vote for any of Proposal Nos. 2 and 4.

If your shares are registered in your name, your shares will not be voted unless you provide a proxy by Internet, telephone or mail, or vote in person at the Annual Meeting. If you hold shares through an account with a bank, broker, or other nominee, your shares will not be voted, except with respect to certain routine matters, unless you provide voting instructions. Broker non-votes, if any, are counted as present for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining whether a proposal has been approved, except in the case of certain “routine” matters. Broker non-votes occur when brokers, banks and other nominees do not receive voting instructions from their customers, and the broker, bank or other nominee does not have discretionary voting authority with respect to a proposal. If you hold shares through a broker, bank or other nominee and you do not give instructions as to how to vote, under the rules of the New York Stock Exchange, your broker, bank or other nominee may have authority to vote your shares on certain routine matters but not on non-routine matters. If the nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the nominee that holds your shares will inform us that it does not have the authority to vote on such matter with respect to your shares. Typically, “non-routine” matters include the election of directors, the advisory proposal on executive compensation, and the adoption of the amendment to the Rights Plan, and “routine” matters include ratification of the appointment of independent auditors. Therefore, please instruct your broker how to vote your shares on these matters promptly. We will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days from the date of the Annual Meeting.

Solicitation of Proxies

We are required by law to convene an Annual Meeting of our stockholders at which directors are elected. Because our shares are widely held, it would be impractical for our stockholders to meet physically in sufficient numbers to hold a meeting. Accordingly, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out of pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, directors, officers and employees may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

Revocation of Proxies

A stockholder of record who has executed and delivered a Conforming Proxy may revoke such Conforming Proxy at any time before the Annual Meeting by (i) timely completing and returning a new proxy card with a later date, (ii) voting on a later date by using the Internet or by telephone, (iii) delivering a written notice of revocation to the Corporate Secretary of the Company prior to the Annual Meeting or (iv) attending the Annual Meeting and voting in person. Only a stockholder’s latest proxy submitted prior to the Annual Meeting will be counted. A stockholder’s attendance at the Annual Meeting will not automatically revoke such stockholder’s proxy unless such stockholder votes at the Annual Meeting or specifically requests in writing that his or her prior proxy be revoked.

If you are a beneficial owner, you may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures.

Other Matters

If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact: Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary.

PROPOSAL NO. 1:

ELECTION OF DIRECTORS

Our board of directors was classified into the following three classes and their terms expire at the shareholders meeting in the year set forth in the below chart:

Name	Class	Term Expires
Ira Levy	Class A	Nominee 2019
Steven J. Lubman	Class A	Nominee 2019
Alan Plafker	Class B	Nominee 2019
Martin Novick	Class B	Nominee 2019
Lawrence Chariton	Class C	2020
Peter A. Levy	Class C	2020
Gary M. Jacobs	Class C	2020

At this Annual Meeting, stockholders will be asked to elect each of Ira Levy, Steven J. Lubman, Alan Plafker and Martin Novick, each to hold office until the 2020 Annual Meeting of Stockholders or until his successor is elected and qualified or until his earlier resignation or removal. At the 2018 Annual Meeting of stockholders, the stockholders voted to declassify the directors on a rolling forward basis. Therefore, the directors that are being elected at this year’s stockholders meeting will be elected for a term ending at the next annual stockholders meeting.

The current Class C directors are Lawrence Chariton, Peter Levy and Gary Jacobs and their terms will expire at the 2020 Annual Meeting, or as soon thereafter as their successors are duly elected and qualified.

Pursuant to the recommendation of the Nominating and Corporate Governance Committee, the Board has nominated each of Ira Levy, Steven J. Lubman, Alan Plafker and Martin Novick, who each currently serve as a director, to stand for reelection at the Annual Meeting.

The basic responsibility of a Company director is to exercise his or her business judgment prudently and act in a manner that he or she believes in good faith to be in the best interests of the Company and its stockholders. The Nominating and Corporate Governance Committee and the Board consider individuals who have records for leadership and success in their areas of activity and who will make meaningful contributions to the Board. Nominees for director are selected on the basis of Board experience, character, integrity, ability to make independent analytical inquiries, business background, as well as an understanding of the Company’s business environment.

We believe that each of the director nominees brings these qualifications in a positive manner to our Board of Directors. Moreover, the director nominees provide our Board with a complement of specific business skills, experience and perspectives.

We have been advised by each of Ira Levy, Steven J. Lubman, Alan Plafker and Martin Novick that they are willing to be named as nominees and each is willing to continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.

Conforming Proxies on a Proxy Card held on the Record Date that are returned will be voted, unless otherwise specified, in favor of the nominees for the directors named below. Each of the nominees has consented to be named in this Proxy Statement and to serve if elected, but should any nominee be unable to serve or decline to serve for good cause (which event is not anticipated) the persons named in the Proxy Card intend to vote for such substitute nominee or nominees as the Nominating and Corporate Governance Committee may recommend and that the Board of Directors may nominate. If any such substitute nominee(s) are designated, we will file an amended proxy statement and Proxy Card that, as applicable, identifies the substitute nominee(s), discloses that such nominee(s) have consented to being named in the revised proxy statement and to serve if elected, and includes biographical and other information about such nominee(s) as required by the rules of the SEC.

Mominees:

Ira Levy has served as our President, Chief Executive Officer and director since our inception in November 1981, and as our Chief Financial Officer since March 2010. From 1976 to 1981, Mr. Levy was employed by Capar Components Corp., an importer and supplier of capacitor and resistor products. Mr. Levy has served on the board of trustees of the Bellmore Jewish Center since 2002 and served as its president from 2006 to 2008. From 2000 to 2004, he served as a member of the board of trustees of METNY, the governing body of the Conservative movement of Judaism for New York, New Jersey, and Connecticut. Mr. Levy studied Business Management at Hofstra University. Mr. Levy’s experience in, and knowledge of, the electronics components business led to the conclusion that he should serve on our board.

Steven J. Lubman has served as our Vice President, Secretary and a director since our inception in November 1981. In June 1988, Mr. Lubman founded Challenge Electronics (“Challenge”), a division of the Company. From 1980 through 1981, he served as the sales manager for NIC Components Corp., a division of Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011. From 1976 through 1980, Mr. Lubman served as both an inside and then outside salesperson for Capar Components Corp., a division of Diplomat Electronics Inc., a broad line distributor of electronic components including integrated circuits, diodes, transistors, and capacitor products. Mr. Lubman’s more than 35 years of experience in, and knowledge of the electronics components business, led to the conclusion that he should serve on our board.

Alan Plafker has served as a director since June 2001. Since November 2016, he has served as Vice President of Garber Atlas Fries & Associates, Inc., an insurance agency providing commercial and personal insurance coverage. From July 2000 to November 2016, Mr. Plafker served as President and Chief Executive Officer of Member Brokerage Service LLC, a credit union service organization owned by Melrose Credit Union, and also served as director of business services for the credit union. From January 1993 to July 2000, he served as a member of the credit union’s board of directors and supervisory committee. Mr. Plafker has more than 35 years of executive and management experience in the insurance and credit union industries. He is a New York State licensed insurance agent and broker. Mr. Plafker has earned certification as a Certified Professional Insurance Agent from the AIMS Society and earned the CIC designation from the Society of Certified Insurance Counselors. He has also earned the CUBLP (Credit Union Business Lending Professional) designation from the CUNA Business Lending Certification Institute. In addition, he is a past President and currently serves on the Board of Directors of the Professional Insurance Agents Association of New York State, and currently serves as Treasurer and as a member of the Board of Directors for the New York Independent Livery Drivers Benefit Fund, a New York State benefit fund providing injury benefits for livery drivers, to comply with the Workers’ Compensation Board regulations. Mr. Plafker received a Bachelor’s degree in business administration from Adelphi University. Mr. Plafker’s experience in the insurance industry and knowledge of financial matters led to the conclusion that he should serve on our board.

Martin Novick is a real estate investor and was appointed to the Board in September 2016. He served as a vice president of Audiovox Electronic Corp., an international distributor and value-added service provider in the accessory, mobile and consumer electronics industries, from 1969 to 2008. He previously served on the board of directors of Audiovox Electronic Corp., Nu Horizons Electronics Corp., a distributor of electronic components which was acquired by Arrow Electronics, Inc. (NYSE: ARW) in January 2011 and Arielle Electronics, a company that sold bluetooth and wireless products. Mr. Novick holds a Bachelor’s Degree in Marketing from New York University. Mr. Novick’s significant experience in the electronics industry and as a director of a public company led to the conclusion that he should serve on our board.

Continuing Directors

Biographical and other information with respect to all members of the Board of Directors whose current terms will continue after the Annual Meeting is set forth below:

Class C Directors

Lawrence Chariton has served as a director since 2001. Since May 2008, he has served as a consultant to Great American Jewelry, a retail jewelry firm. He served for 32 years as Chief Operating Officer of Linda Shop Jewelry, a retail jewelry firm. Mr. Chariton previously served as a member of the Board of Directors of New Island Hospital in Bethpage New York and subsequently served as a member of the Board of Directors of St. Joseph’s Hospital from February 2007 to December 2010. Mr. Chariton served on the Board of Directors of Jewish National Fund of Long Island. Mr. Chariton has a Bachelor’s degree in Accounting from Hofstra University and is a graduate of the Gemological Institute of America in Diamond Grading and Color Essentials. Mr. Chariton’s experience running a small business led to the conclusion that he should serve on our board.

Peter A. Levy has been a director of the Company since April 2017. He is an equity shareholder at the law firm of Mandelbaum Salsburg, one of the region’s oldest and most renowned law firms. He joined Mandelbaum as a member in September of 2015. In addition to practicing law for 15 years, Mr. Levy spent 12 years as a partner at a regional accounting firm, Sobel & Company, and has served as the chief operating officer of two different public companies, The Empire Sports & Entertainment and MYOS Corporation. As the president of MYOS Corporation, he successfully positioned the company on the NASDAQ stock exchange. Mr. Levy has significant experience in mergers and acquisitions, joint venture partnering, corporate governance, business processes, and strategic planning. Community service is an important aspect of Mr. Levy’s life.  For over 20 years he has been on the Board and also served as the Corporate Liaison to Easter Seals – Camp ASCCA, America’s flagship camp for People with Disabilities, and he is the co-builder of the Roswal-Levy Tower, the world’s largest wheelchair-accessible interactive climbing tower for the disabled.  For over a decade, Mr. Levy has been on the Board of Hamp’s Camp, a charity founded by former N.Y. Giants running back Rodney Hampton, which is dedicated to providing leadership tools to underprivileged children in Atlanta, Newark, and Houston. Mr. Levy’s financial experience led to the conclusion that he should serve on our board.

Gary M. Jacobs has served as a director since July 2003. Since October 2014, Mr. Jacobs has served as President of Bar Bakers, LLC, a commercial food manufacturer of nutritional bars, cookies and other baked goods. From March 2011 to October 2014, he served as a consultant to several companies, providing advisory services in the areas of turn-around and financial and operational efficiencies. Mr. Jacobs served as the Chief Financial Officer of Chem Rx from June 2008 until March 2011. From May 2005 to June 2008, Mr. Jacobs was the Chief Financial Officer and Chief Operating Officer of Gold Force International, Ltd., a supplier of gold, silver and pearl jewelry to U.S. retail chains, and Karat Platinum LLC, a developer of an alternative to platinum. From July 2003 to April 2005, Mr. Jacobs served as President of The Innovative Companies, LLC, a supplier of natural stone. From October 2001 to February 2003, Mr. Jacobs served as Executive Vice President of Operations and Corporate Secretary of The Hain Celestial Group, Inc., a food and personal care products company. Mr. Jacobs also served as Executive Vice President of Finance, Chief Financial Officer and Treasurer of The Hain Celestial Group, Inc. from September 1998 to October 2001. Prior to that, Mr. Jacobs was the Chief Financial Officer of Graham Field Health Products, Inc., a manufacturing and distribution company. Mr. Jacobs served for 13 years as a member of the audit staff of Ernst & Young LLP, where he attained the position of senior manager. He is a certified public accountant and holds a Bachelor’s of Business Administration in Accounting from Adelphi University. Mr. Jacobs’s experience as a certified public accountant and as a chief financial officer led to the conclusion that he should serve on our board.

Transactions with Related Persons, Promoters and Certain Control Persons

The following is a description of transactions with our executive officers, directors or 5% stockholders during the past two years. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. All future related party transactions will be approved by our audit committee or a majority of our independent directors who do not have an interest in the transaction and who will have access, at our expense, to our independent legal counsel. Surge and Challenge each lease their current executive offices from Great American Realty of Jefryn Blvd., LLC, an entity owned 50% by Ira Levy, our Chief Executive Officer, and President and Steven Lubman, our Vice President, Secretary and Treasurer.  Our lease is through September 2020 and our annual rent payments were approximately $260,241 and $256,721 for Fiscal 2018 and Fiscal 2017, respectively.

Procedures for Review and Approval of Transactions with Related Persons

Pursuant to the Audit Committee Charter, the Audit Committee is responsible for reviewing and approving all related party transactions as defined under Item 404 of Regulation S-K, after reviewing each such transaction for potential conflicts of interests and other improprieties.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our officers, directors and holders of more than 10% of our common stock complied with all applicable filing requirements during the fiscal year ended November 30, 2018, with the exception of one late filing of a Form 4 for Mr. Plafker.

Required Vote

Each nominee shall be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting, meaning that the four candidates receiving the highest number of FOR votes will be elected. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR each of the nominees. Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal No. 1.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF IRA LEVY, STEVEN J. LUBMAN, ALAN PLAFKER AND MARTIN NOVICK AS A DIRECTOR.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2019. Although this appointment does not require ratification, the Board has directed that the appointment of Seligson & Giannattasio, LLP be submitted to stockholders for ratification due to the significance of their appointment to us. If stockholders do not ratify the appointment of Seligson & Giannattasio, LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm for the fiscal year ending November 30, 2020.

Seligson & Giannattasio, LLP served as our independent registered public accounting firm for the fiscal year ended November 30, 2018. A representative of Seligson & Giannattasio, LLP is expected to be present at the Annual Meeting.

Fees Billed by Our Independent Registered Public Accounting Firm During Fiscal 2017 and 2018

The following table sets forth the aggregate fees billed to us for the fiscal years ended November 30, 2017 and 2018 by Seligson & Giannattasio, LLP:

	2017	2018
Audit Fees(1)	$151,000	$172,500
Tax Fees(2)	$12,000	$12,000

(1)	Audit Fees represent the aggregate fees for professional services for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax fees represent the aggregate fees billed for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal independent accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal independent accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has preapproved all of the services provided by our principal independent accountants in the fiscal year ended November 30, 2018.

Vote Required

Approval of Proposal No. 2 will require the approval of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote on the proposal. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 2. Abstentions will have the same practical effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 2.

PROPOSAL NO. 3:

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act and Rule 14a-21 promulgated thereunder, we are seeking an advisory, non-binding stockholder vote with respect to compensation awarded to our named executive officers. We hold stockholder votes on executive compensation on an annual basis until our next stockholder advisory vote on the frequency of say-on-pay votes.

Our executive compensation program and compensation paid to our named executive officers are described in this Proxy Statement. Our compensation programs are overseen by the Board and our Compensation Committee and reflect our philosophy to pay all of our employees, including our named executive officers, in ways that support three primary business objectives:

●	Attract and retain the best talent.

●	Support our culture of performance.

●	Align employee interests with long-term stockholder interests in the overall success of the Company.

To help achieve these objectives, we structure our named executive officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

The Board believes that the Company’s executive compensation programs use appropriate structures and sound pay practices that are effective in achieving the Company’s core objectives and goals. Accordingly, the Board is asking you to vote on the adoption of the following resolution:

RESOLVED, that the stockholders of the Company hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement, including the compensation tables and related narrative discussion.

Vote Required

Approval of Proposal No. 3 will require the approval of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote. Unless marked to the contrary, Conforming Proxies on a Proxy Card will be voted FOR Proposal No. 3. Abstentions will have the same practical effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers, which is disclosed elsewhere in this Proxy Statement. The vote is advisory, and therefore is not binding on the Company or the Board in any way. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our named executive officers that have already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, the Board values the opinions of our stockholders and will take into account the outcome of the vote when considering future executive compensation policies and decisions.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3.

CORPORATE GOVERNANCE

Directors and Executive Officers

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Our executive officers and directors, and their ages, positions and offices with us are as follows:

Name	Age	Position
Ira Levy	63	Chief Executive Officer, Chief Financial Officer, President and Class A Director
Steven J. Lubman	64	Vice President, Secretary, Treasurer and Class A Director
Alan Plafker* (2)(3)	61	Director
Martin Novick* (2)(3)	83	Director
Lawrence Chariton* (2)(3)	62	Director
Gary Jacobs* (1)(2)(3)	62	Director
Peter Levy* (1)(2)(3)	59	Director

*	Independent director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee

(3)	Member of Nominating and Corporate Governance Committee

Director Independence

The Board has determined that each of Messrs. Chariton, Plafker, Peter Levy, Novick and Jacobs qualify as “independent” under the Nasdaq Stock Market Rules as well as Rule 10A-3 promulgated under the Exchange Act.

Board and Committee Meetings

During the fiscal year ended November 30, 2018, the Board held 4 meetings. Each of the directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). We have no written policy regarding director attendance at annual meetings of stockholders. Our last annual meeting of stockholders was held on October 4, 2018 and all of our directors attended such meeting.

Board Committees

The composition and responsibilities of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are described below. Members will serve on these committees until their resignation or until otherwise determined by the Board. Each committee operates under a charter that has been approved by the Board, and which is available on our website at http://www.surgecomponents.com/relations.asp.

Audit Committee

Our Audit Committee is comprised of Messrs. Chariton, Plafker, Novick, Jacobs and Peter Levy, each of whom is an independent director of the Board. Mr. Jacobs serves as chairman of the Audit Committee. Our Board has determined that Mr. Jacobs is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The audit committee members are “independent” as that term is defined under the Nasdaq Stock Market Rules. During the fiscal year ended November 30, 2018, the Audit Committee held four meetings.

The Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our books and records;

●	review the proposed scope and results of the audit;

●	review and pre-approve the independent auditor’s audit and non-audit services rendered;

●	approve the audit fees to be paid;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services;

●	establish procedures for complaints received by us regarding accounting matters;

●	oversee internal audit functions; and

●	prepare the report of the Audit Committee that SEC rules require to be included in our annual meeting proxy statement.

Compensation Committee

Our Compensation Committee is comprised of Peter Levy and Gary Jacobs, each of whom is an independent director. Mr. Levy serves as chairman of the Compensation Committee. During the fiscal year ended November 30, 2018, the Compensation Committee held one meeting.

The Compensation Committee is authorized to:

●	review and recommend the compensation arrangements for management, including the compensation for our chief executive officer;

●	establish and review general compensation policies with the objective of attracting and retaining superior talent, rewarding individual performance and achieving our financial goals;

●	administer our stock incentive plans; and

●	prepare the report of the Compensation Committee that SEC rules require to be included in our annual meeting proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Messrs. Chariton, Plafker Novick, Peter Levy and Jacobs, each of whom is an independent director. Mr. Jacobs serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held no meetings during the fiscal year ended November 30, 2018.

The Nominating and Corporate Governance Committee is authorized to:

●	identify and nominate members of the board of directors;

●	oversee the evaluation of the board of directors and management;

●	develop and recommend corporate governance guidelines to the board of directors;

●	evaluate the performance of the members of the board of directors; and

●	make recommendations to the board of directors as to the structure, composition and functioning of the board of directors and its committees.

Director Nominations

In evaluating and determining whether to nominate a candidate for a position on the Board, the Nominating and Corporate Governance Committee utilizes a variety of methods and considers criteria such as high professional ethics and values, experience on the policy-making level in business or experience relevant to our product candidates and a commitment to enhancing stockholder value. Candidates may be brought to the attention of the Nominating and Corporate Governance Committee by current Board members, stockholders, officers or other persons. The Nominating and Corporate Governance Committee will review all candidates in the same manner regardless of the source of the recommendation.

We have no formal policy regarding board diversity. Our Nominating and Corporate Governance Committee and Board may therefore consider a broad range of factors relating to the qualifications and background of nominees, which may include diversity, which is not only limited to race, gender or national origin. Our Nominating and Corporate Governance Committee’s and Board’s priority in selecting board members is identification of persons who will further the interests of our stockholders through his or her established record of professional accomplishment, the ability to contribute positively to the collaborative culture among board members and professional and personal experiences and expertise relevant to our growth strategy.

The Nominating and Corporate Governance Committee also considers stockholder recommendations for director nominees that are properly received in accordance with our Bylaws and applicable rules and regulations of the SEC. In order to validly nominate a candidate for election or reelection as a director, stockholders must give timely notice of such nomination in writing to our Corporate Secretary and include, as to each person whom the stockholder proposes to nominate, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, and the rules and regulations thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). For more information on director candidate nominations by stockholders, see “Procedures for Nominating Directors”.

Procedures for Nominating Directors

Effective February 5, 2019, the Company began to be governed by newly adopted bylaws (the “Bylaws”).The Bylaws provide for, among other things, the advance notice of director nominations.

The exclusive means by which a stockholder may nominate a director is as follows: (i) in the case of the nomination of a director for election at an annual meeting, by delivery of a notice to the secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the date on which the Corporation first mailed its proxy materials for the previous year’s annual meeting of stockholders (or within a reasonable time before the date on which the Company mails its proxy materials for the current year if during the prior year the Company did not hold an annual meeting); or (ii) in the case of the nomination of a director for election at a special meeting, by delivery of a notice to the secretary not less than sixty days nor more than ninety days prior to such special meeting, in either case setting forth: (a) the name, age, business address and the primary legal residence address of each nominee proposed in such notice, (b) the principal occupation or employment of such nominee, (c) the number of shares of capital stock of the Company which are owned directly or indirectly of record and directly or indirectly beneficially owned by the nominee and each of its affiliates, (d) any material agreements, understandings or relationships, including financial transactions and compensation, between the nominating stockholder and the proposed nominees and (d) such other information concerning each such nominee as would be required, under the rules of the SEC, in a proxy statement soliciting proxies in a contested election of such nominees. Such notice shall include a signed consent of each such nominee to serve as a director of the Company, if elected. In addition, any stockholder nominee, to be validly nominated, is required to submit to the secretary the questionnaire required pursuant to the Bylaws. A stockholder intending to nominate one or more candidates for election as directors must comply with the advance notice bylaw provisions specifically applicable to the nomination of candidates for election as directors for such nomination to be properly brought before the meeting.

To be eligible to be a director nominee nominated by a stockholder or stockholders for election or reelection as a director of the Company, a nominee must deliver (in accordance with the time periods prescribed for delivery of notice under Section 2.6.2 of the Bylaws) to the secretary a written questionnaire (the “Questionnaire”) with respect to the background, qualification and experience of such person and the background of any other person or entity on whose behalf the nomination is being made and a written representation and agreement that such person: (a) will abide by the requirements of the Bylaws and the Company’s certificate of incorporation as in effect at the time of their nomination and as validly amended, (b) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Company, with such person’s fiduciary duties under applicable law, (c) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (d) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Company, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company. If, prior to the meeting, there is a change or inaccuracy in any information set forth on the Questionnaire, then the director candidate must promptly notify the secretary by submitting in writing a revised Questionnaire. If a nominee fails to provide such Questionnaire, revised Questionnaire or representation and agreement in accordance with the above, the information may be deemed by the Board of Directors in its discretion not to have been provided in accordance with the Bylaws and such nominee may be disqualified as a director nominee by the Board of Directors in its discretion.

In addition to all other requirements set forth in the Bylaws, a nominating stockholder (including its affiliates) and each director nominee must also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in the Bylaws.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have traditionally determined that it is in our best interests and in the best interests of our stockholders to combine these roles. Mr. Levy has served as our Chairman since November 1981. Due to our small size, we believe it is currently most effective to have the Chairman and Chief Executive Officer positions combined.

Our board of directors is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our assessment of risks. The Board focuses on the most significant risks facing us and our general risk management strategy, and also ensures that risks undertaken by management are consistent with the board’s appetite for risk. While the Board oversees our risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing us and that our board leadership structure supports this approach.

Code of Ethics

We have adopted a code of ethics that applies to our officers, directors and employees. A copy of the code of ethics is accessible on our website at http://www.surgecomponents.com/relations.asp. Additional copies of the code of ethics may be obtained without charge, from us by writing or calling: 95 East Jefryn Blvd., Deer Park, New York 11729, Attention: Corporate Secretary, Telephone: (631) 595-1818.

PROPOSAL NO. 4:

RATIFICATION OF THE Amendment of the NOL RIGHTS PLAN to extend it for three years

The Board is asking stockholders to ratify the amendment to the stockholder NOL rights plan in the form of a Section 382 Rights Agreement between the Company and Continental Stock Transfer & Trust Company (the “NOL Rights Plan”), for the purpose of extending the term of the NOL Rights Plan for an additional three (3) years. The Plan was originally adopted by our Board, effective October 7, 2016, for term ending on October 7, 2019. The plan was adopted in an effort to protect the Company’s valuable income tax net operating loss carryforwards (“NOLs”) and thereby protect stockholder value. Failure to obtain stockholder ratification of this amendment will result in the automatic termination of the NOL Rights Plan.

Background and Reasons for the NOL Rights Plan

As of August 31, 2016, the Company had cumulative NOLs of approximately $10.3 million. As of August 31, 2019, the Company had cumulative NOLs of approximately $6,313,000 million. These NOLs can be used to offset future taxable income of the Company. While we cannot accurately predict the amount and timing of our future taxable income, we believe that our NOLs are a valuable asset and that it is in the Company’s best interest to attempt to preserve their use.

Our ability to use the NOLs would be substantially limited if we experience an “ownership change” under Sections 382 and 383 of the Internal Revenue Code and related U.S. Treasury regulations. In general, an ownership change occurs if the Company’s stockholders who own 5% or more of the Common Stock increase their collective ownership by more than 50 percentage points within a rolling three-year period. The Board adopted the NOL Rights Plan to reduce the likelihood of an unintended “ownership change” occurring through acquisition of the Common Stock. Specifically, the NOL Rights Plan is intended to act as a deterrent to (i) any person or group acquiring 4.99% or more of the Company’s outstanding Common Stock (an “Acquiring Person”) without the approval of the Board and (ii) any existing stockholder who owns 4.99% or more of the Company’s outstanding Common Stock as of October 7, 2019 from acquiring any additional shares of Common Stock. Stockholders who own 4.99% or more of the Company’s outstanding Common Stock as of October 7, 2019 will not trigger the NOL Rights Plan so long as they do not (i) acquire any additional shares of Common Stock or (ii) fall under 4.99% ownership of Common Stock and then re-acquire additional shares so that they own 4.99% or more of the Common Stock. The NOL Rights Plan does not exempt any future acquisitions of Common Stock by such persons. Any Rights held by an Acquiring Person are void and may not be exercised. Observers of NOL rights plans could contend that such plans can have the effect of insulating management from a change of control. We believe the NOL Rights Plan protects stockholder value by protecting substantial NOLs. Under the NOL Rights Plan, stockholders may convene special meetings to exempt specific bidders from the terms of the NOL Rights Plan. The Board is furthermore empowered to exempt any person from the terms of the NOL Rights Plan if the Board believes that doing so is in the best interests of the Company or if the Company’s advisors conclude that additional acquisition by a person would not create a significant risk of material adverse tax consequences to the Company.

Description of the NOL Rights Plan

The Rights. Effective October 7, 2016, the Board authorized the issuance of one preferred share purchase right (a “Right”) for each outstanding share of our Common Stock to our stockholders of record as of October 17, 2016 (the “Rights Record Date”). When the Rights become exercisable, each Right would initially represent the right to purchase from the Company one one-thousandth of a share of Series D Preferred Stock, par value $0.001 per share at a price of $5.00 per one one-thousandth of a share of Preferred Stock (the “Exercise Price”), subject to adjustment in accordance with the terms of the NOL Rights Plan. If issued, each one-thousandth of a share of Series D Preferred Stock would give its holder approximately the same dividend, liquidation and voting rights as does one share of the Common Stock. However, prior to exercise, a Right does not give its holder any rights as a stockholder, including any dividend, voting or liquidation rights.

Exercisability. The Rights are not exercisable until the earlier of (i) the tenth business day after a public announcement that a person or group has become an Acquiring Person and (ii) the tenth business day after the commencement of a tender or exchange offer by a person or group for 4.99% or more of the Common Stock (the “Distribution Date”).

Until the Distribution Date, our Common Stock certificates will evidence the Rights. The surrender or transfer of any certificates for shares of Common Stock (or book entry shares of Common Stock) outstanding as of the Rights Record Date will also constitute the transfer of the Rights associated with the underlying shares of Common Stock represented by the certificate or registered in book entry form. After the Distribution Date, separate certificates evidencing the Rights (“Rights Certificates”) will be mailed to holders of record of the Common Stock and such Rights Certificates alone will evidence the Rights.

Exchange. At any time after any person or group becomes an Acquiring Person, the Board may exchange all or part of the then outstanding Rights (other than Rights owned by such Acquiring Person which will have become void) for shares of Common Stock at an exchange ratio of two shares of Common Stock per Right. However, the Board will have no power to effect such exchange after any Acquiring Person becomes the beneficial owner of 50% or more of the outstanding Common Stock.

Redemption. At any time before an Acquiring Person becomes such, the Board may redeem all, but not less than all, of the outstanding Rights at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or any other form of consideration as the Board will determine. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Qualifying Offer Exemption. In the event the Company receives a Qualifying Offer (as defined below) and the Board has not redeemed the outstanding Rights or exempted such Qualifying Offer from the terms of the NOL Rights Plan or called a special meeting of stockholders for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of NOL Rights Plan, in each case, by the close of business on the date that is 90 days following the commencement of the Qualifying Offer, the holders of record (or their duly authorized proxy) of at least 20% of the Common Stock then outstanding may submit to the Board a written demand directing the Board to submit to a vote of stockholders at a special meeting of the stockholders of the Company a resolution exempting such Qualifying Offer from the provisions of the NOL Rights Agreement. A special meeting demand must be delivered to the secretary of the Company and be signed by the demanding stockholders or their authorized agent. Subject to the requirements of applicable law, the Board may take a position in favor of or opposed to the adoption of the Qualifying Offer or no position with respect thereto, as it determines to be appropriate in the exercise of its fiduciary duties. At such special meeting, at which a quorum is present, a vote of majority of the shares of Common Stock outstanding as of the record date for such meeting is required to exempt the Qualifying Offer from the terms of the NOL Rights Plan. For purposes of the NOL Rights Plan, “Qualifying Offer” means an offer determined by the Board in good faith to have the following characteristics, among others: (i) a fully financed all-cash tender offer or an exchange offer offering shares of Common Stock of the offeror, or a combination thereof, in each such case for any and all of the outstanding shares of Common Stock of the Company at the same per-share consideration; (ii) commenced within the meaning of Rule 14d-2(a) of the Exchange Act; and (iii) in writing and irrevocable until at least the later of (A) the date the Board redeems the outstanding Rights or exempts such offer from the terms of the NOL Rights Plan; (B) if no valid demand by stockholders for a special meeting with respect to such offer has been received, 10 business days following the 90 days that follow the commencement of the Qualifying Offer; and (C) if a special meeting with respect to such offer is duly requested by stockholders and convened, 10 business days after the date of such special meeting.

Expiration. Under the current Proposal No. 4, the Rights would expire prior to the earliest of: (i) October 7, 2022, (ii) the time at which the Rights are redeemed or exchanged by the Company, (iii) the closing of certain merger or other acquisition transaction involving the Company at which time the Rights are terminated, (iv) the close of business on the first day after the Annual Meeting, if stockholder ratification has not been obtained at the Annual Meeting, (v) the close of business on the effective date of the repeal of Section 382 of the Internal Revenue Code, if the Board determines that the NOL Rights Plan is no longer necessary or desirable for preserving the NOLs, and (vi) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs are available to be carried forward.

Anti-Dilution Provisions. The Board may adjust the Exercise Price, the number of shares of Series D Preferred Stock or other securities or property issuable from time to time to prevent dilution as a result of certain events, including among others, a stock dividend, a forward or reverse stock split or a reclassification of the Series D Preferred Stock.

Amendments. Prior to the Redemption Date, the Company may supplement or amend the NOL Rights Plan in any manner without the approval of the holders of the Rights. From and after the Redemption Date, no amendment can adversely affect the interests of the holders of the Rights.

The foregoing is a summary of the terms of the NOL Rights Plan. The summary does not purport to be complete and is qualified in its entirety by reference to the text of the NOL Rights Plan, filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC by the Company on October 7, 2016. Please read the NOL Rights Plan in its entirety carefully, as the discussion above is only a summary.

Vote Required

Ratification of the amendment to the NOL Rights Plan by proposal 4 requires the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting and entitled to vote. Unless marked to the contrary, Conforming Proxies on the Proxy Card will be voted FOR proposal 4. Abstentions will have the same practical effect as a vote against the proposal. Broker non-votes will have no effect on the outcome of the vote on the proposal.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS USE THE PROXY CARD TO VOTE FOR PROPOSAL 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

The following table sets forth as of September 30, 2019, information regarding the beneficial ownership of our common stock by: (i) each person known by the Company to be the beneficial owner of than five percent of the outstanding shares of common stock, (ii) each of our directors and officers and (iii) all officers and directors, as a group:

	Amount and Nature		Percentage of
	of Common		Common
	Stock Beneficially		Stock Beneficially
Name and address of Beneficial Owner(1)	Owned		Owned(2)

Ira Levy	1,199,554		22.5%

Steven J. Lubman	988,060		18.6%

Lawrence Chariton	157,573	(3)	3.00%

Alan Plafker	33,197	(3)	-

Martin Novick	-		-

Gary Jacobs	112,000	(4)	2.10%

Peter Levy	-		-

All directors and executive officers as a group (7 persons)	2,490,384		46.8%

*	Less than 1%

(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Surge Components, Inc., 95 East Jefryn Boulevard, Deer Park, NY 11729.

(2)	Applicable percentage ownership is based on 5,320,025 shares of common stock outstanding as of September 30, 2019.

(3)	Includes 25,000 shares issuable upon exercise of options with an exercise price of $0.87, which are exercisable within 60 days.

(4)	Includes 50,000 shares issuable upon exercise of options with an exercise price of $0.87, which are exercisable within 60 days.

Stockholder Communications with the Board

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

The Board of Directors maintains a process for stockholders or other interested parties to communicate with the Board or any Board member. Stockholders or interested parties who desire to communicate with the Board should send any communication to the Company’s Corporate Secretary, Surge Components, Inc., 95 East Jefryn Blvd., Deer Park, New York 11729. We will forward all communications from security holders and interested parties to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication, except for the following types of communications: (i) communications that advocate that we engage in illegal activity; (ii) communications that, under community standards, contain offensive or abusive content; (iii) communications that have no relevance to our business or operations; and (iv) mass mailings, solicitations and advertisements. The Corporate Secretary will determine when a communication is not to be forwarded. Our acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by Surge regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

Surge Components, Inc.

95 East Jefryn Blvd.

Deer Park, New York 11729

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our financial statements for the fiscal year ended November 30, 2018 with both management and Seligson & Giannattasio, LLP, our independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that our financial statements for the fiscal year ended November 30, 2018 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with our independent registered public accounting firm, with and without management present, to discuss the results of their annual audit and quarterly reviews, our internal controls and the overall quality of our financial reporting. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has considered and discussed with Seligson & Giannattasio, LLP, such firm’s independence and the compatibility of the non-audit services provided by the firm with its independence.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended November 30, 2018.

AUDIT COMMITTEE

Gary Jacobs (Chairman)
Alan Plafker
Lawrence Chariton Martin Novick Peter Levy

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation paid to our executive officers for the years ended November 30, 2018 and November 30, 2017:

Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(1)	Total ($)

Ira Levy	2018	275,000	137,500	-	-	56,038	468,538
President CEO and CFO	2017	275,000	168,375	-	-	53,872	497,247

Steven J. Lubman	2018	225,000	100,000	-	-	47,143	372,143
Vice President and Secretary	2017	225,000	142,670	-	-	43,975	411,645

(1)	Amounts in this column include payments for medical insurance, automobile allowance and life and personal insurance. With respect to fiscal 2018, the amounts were comprised of the following items:

	Medical Insurance	Automobile Allowances	Life and Personal Insurance
Ira Levy	$27,968	$19,832	$8,238
Steven J. Lubman	$27,968	$11,400	$7,775

2018 Base Salary and Bonus

In February 2016, the Company entered into revised employment agreements (the “Levy Agreement” and the “Lubman Agreement”, individually, and collectively, the “Employment Agreements”) with Ira Levy and Steven Lubman, respectively, which provides the executives with a base salary of $275,000 and $225,000, respectively (“Base Salary”). The Employment Agreements continue until terminated by either party.

The Company’s compensation committee may award these officers with bonuses and will review the base salary amounts for each of the officers on an annual basis to determine if any changes to the base salary amounts need to be made.  Pursuant to the employment agreements, the officers are prohibited from engaging in activities which are competitive with those of the Company during their employment with the Company and for one year following termination. If the agreement is terminated other than for cause, the officer would be entitled to all base salary earned through the date of termination, accrued but unused vacation, all vested equity, and bonus amounts payable to the officer through the date of termination. The officers would also be entitled to receive an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period.

The bonus granted to the named executive officers in 2018 was based on certain performance goals that were set prior to the year by the Compensation Committee and the executive, but ultimately the bonus is discretionary, as the Compensation Committee has the authority to make all final decisions regarding the amount and form of bonuses provided to the executive officers. For Mr. Levy, his target bonus amount is equal to fifty percent (50%) of his base salary, and Mr. Lubman’s target is equal to forty-five percent (45%) of his base salary.

In 2018 the Compensation Committee used four performance markers to guide their decisions regarding bonus amounts. The performance guidelines that were applicable to Messrs. Levy and Lubman’s bonuses for the 2017 year included individual performance goals, revenue growth, achieving the operating plan goals for specific divisions of the company, and achieving the operating plan for the company as a whole. Each performance guideline was generally intended to make up twenty-five percent of the potential bonus amount for each executive. Based upon the Company’s and the executives’ performance during the 2018 year, the Compensation Committee granted awards that were approximately one hundred percent (100%) of the executives’ target award amount.

2018 Equity Compensation Awards

We have historically granted fully vested stock awards and stock option awards. The amount of awards granted in any given year is determined based on the performance of the Company and the executive in the previous year. Performance is generally based upon the same performance guidelines that are used for the annual cash bonus award for that year. The Compensation Committee sets a target award amount based upon a percentage of the executive’s base salary. At the end of the year, the Compensation Committee determines the cash amount that resulted from the previous year’s performance, with any discretionary adjustments that the Compensation Committee deems to be appropriate, and converts that cash amount into a number of shares of stock awards or stock option awards, as applicable.

With respect to the 2018 year, no equity awards were granted by the Compensation Committee.

Employment Agreements

In February 2016, the Company entered into the Employment Agreements with Ira Levy and Steven Lubman, which provides the executives with the Base Salary. The executives shall receive an annual bonus as shall be determined by the Board or the Compensation Committee, as applicable, in its sole discretion, based upon criteria to be established in its sole discretion. The executives shall also be entitled to receive additional cash, equity or other compensation or benefits in consideration for their services to the Company, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee. In addition, the executives shall be entitled to receive grants of stock options, stock and/or any other equity incentive awards available to senior executives, under the Company’s equity incentive plans, at such times and in such amounts as shall be determined in the sole discretion of the Board or the Compensation Committee.

The Employment Agreements will remain in effect until terminated by either the Company or the executive. In the event an executive’s employment is terminated by the Company for Cause (as defined in the Employment Agreements), or if an executive resigns other than for Good Reason (as defined in the Employment Agreements), he shall be entitled to receive (i) any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination, and (ii) reimbursement for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination.

In the event an executive’s employment is terminated by the Company other than for Cause or if an executive resigns for Good Reason, including a Change of Control (as defined in the Employment Agreements) that is accompanied by the executive’s resignation within a twelve month period following that Change of Control, such executive shall be entitled to any earned but unpaid salary, all vested equity, and any earned but unpaid bonus awards through the date of termination. Such executive will also be paid an additional thirty-six months of annual compensation equal to the average of his base salary and bonus for the three calendar years prior to the date of termination, payable in accordance with the Company’s regular payroll practice over a 52-week period. The Company shall also (i) accelerate the vesting on any of the executive’s unvested stock options, restricted stock grants or other equity incentive awards; and (ii) reimburse the executive for any unreimbursed business expenses incurred by him in accordance with the Company’s policy prior to the date of termination. In the event that the executive is terminated without Cause due to our inability to pay our debts when they generally become due, we will not be liable for the cash severance payments or the payment of annual bonuses due to the executive. The severance benefits potentially payable upon a termination other than for Cause or for Good Reason will be provided subject to the executive signing a general release of claims in our favor prior to payment.

In the event an executive’s employment is terminated by the Company upon death or disability, the executive or his estate shall be entitled to receive his salary then in effect along with all other fringe benefits (including, without limitation, family medical benefits) for a period of one year following the date of such termination. In addition, the executive or his estate shall have the right to exercise any unexercised and vested options for a period of ninety days following the date of termination and to receive payment for any accrued but unpaid vacation time.

The Employment Agreements contain customary non-competition and non-solicitation provisions that extend to one year after the date of termination of the executives’ employment with the Company. The executives also agreed to customary terms regarding confidentiality and ownership of product ideas.

Outstanding Equity Awards at November 30, 2018

Name	Number of securities underlying options, Unexercisable (#)	Number of Securities Underlying Unexercised Options, Exercisable (#)	Option Exercise Price ($)	Option Expiration Date
Ira Levy	-	-	-
Steven Lubman	-	-	-

Director Compensation for Year Ending November 30, 2018

The following table summarizes the compensation for our non-employee board of directors for the fiscal year ended November 30, 2018. All compensation paid to our employee directors is included under the summary compensation table above. With respect to the 2018 fiscal year, the director compensation program consisted of a monthly cash fee of $2,500 per month, with the amount increased to $3,500 per month for a non-employee director that serves as the chairman of more than two committees on the Board of Directors. The non-employee directors are also eligible to receive equity awards, although there is no annual target amount set for the non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Alan Plafker	30,000	-	30,000
Martin Novick	30,000	-	30,000
Lawrence Chariton	30,000	-	30,000
Gary Jacobs	42,000	-	42,000
Peter Levy	30,000	-	30,000

(1)	Amounts in this column reflect the grant date value of the option awards granted to each of the directors in accordance with Topic 718, disregarding any estimates of forfeitures. Further details of the methods and assumptions used for purposes of valuing these awards are included in Note H of the Notes to Consolidated Financial Statements in this Annual Report. As of November 30, 2018, Messrs. Plafker and Chariton each held 50,000 shares of unexercised but vested stock option awards, and Mr. Jacobs held 75,000 shares of unexercised but vested stock option awards.

STOCKHOLDER PROPOSALS FOR THE 2020 ANNUAL MEETING

Stockholder proposals intended for inclusion in our proxy statement for our next Annual Meeting (expected to be held on or about November 25, 2020 pursuant to Rule 14a-8 under the Exchange Act must be submitted to us on or before July 25, 2020 so that they may be considered by us for inclusion in our proxy statement relating to that meeting.

Our Bylaws provide that nominations for the election of directors and proposals for other business to be consider at the annual meeting of stockholders may be made upon timely notice given by any stockholder of record entitled to vote for the election of directors. A timely notice must be made in writing, contain the information required by our Bylaws and be received by the Secretary of the Company, not later than the close of business on the 90th day, nor earlier than the opening of business on the 120th day before the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the upcoming annual meeting is advanced more than 45 days before, or delayed more than 45 calendar days after, such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the opening of business on the 120th before the meeting and not later than (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting was first made by the Company.

ANNUAL REPORT

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at the Investor Relations portion of our website as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal years ended November 30, 2017 and November 30, 2018. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

Only one copy of this Proxy Statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Annual Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this Proxy Statement, or have questions regarding the householding process, may contact our transfer agent: Continental Stock Transfer & Trust Company, by calling (212) 509-4000, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004. Promptly upon request, a separate copy of our Annual Report and/or a separate copy of this Proxy Statement will be sent. By contacting Continental Stock Transfer & Trust Company, LLC, registered stockholders sharing an address can also (i) notify us that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of common stock of Surge, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this Proxy Statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

The information presented in this proxy statement under the caption “Audit Committee Report” will not be deemed to be “soliciting material” or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, and nothing contained in any previous filings made by the Company under such acts shall be interpreted as incorporating by reference the information presented under said specified captions.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s Web site, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the SEC should be directed to Surge Components, Inc., 95 E. Jefryn Blvd., Deer Park, New York 11729, Attention: Investor Relations.

By Order of the Board of Directors

/s/ Ira Levy,
Chief Executive Officer, President and Director
Deer Park, New York October 31, 2019

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the Annual Report are available at the Investor Relations portion of our website at http://www.surgecomponents.com/relations.asp.

SURGE COMPONENTS, INC.

Annual Meeting of Stockholders

November 26, 2019 10:00 AM Local Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF SURGE COMPONENTS, INC.

The undersigned stockholder of Surge Components, Inc., a Delaware corporation (the “Company”), hereby appoints Ira Levy and Steven J. Lubman, and each of them, each with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, all of the shares of common stock of the Company which the undersigned is entitled to vote, on all matters that may properly come before the Annual Meeting of Stockholders of the Company to be held on November 26, 2019, at the Company’s offices located at 95 E. Jefryn Blvd., Deer Park, New York 11729, at 10:00 a.m., local time, and at any adjournment or postponement thereof (“Annual Meeting”). The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 4, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be signed on reverse side

SURGE COMPONENTS, INC.

95 EAST JEFRYN BLVD.

DEER PARK, NEW YORK 11729

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Continental Stock Transfer, 1 State Street, 30th Floor, New York, NY 10004, Attention: Proxy Department.

VOTE BY E-MAIL

Mark, sign and date your proxy card and send it to proxy@continentalstock.com.

VOTE BY FAX

Mark, sign and date your proxy card and fax it to (212) 509-5152.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

1.	Election of Directors.	Vote FOR	Vote WITHHOLD	Vote FOR ALL
	Ira Levy Steven j. Lubman Alan Plafker Martin Novak	ALL nominees	from all nominees	nominees except the nominee(s) marked below
		☐	☐	_____________

2.	Ratification of the appointment of Seligson & Giannattasio, LLP as our independent registered public accounting firm for the fiscal year ending November 30, 2019.

		For	Against	Abstain
		☐	☐	☐
3.	Advisory vote on executive compensation.

		For	Against	Abstain
		☐	☐	☐

4.	Ratification of the Amendment to the NOL Rights Plan

		For	Against	Abstain
		☐	☐	☐

NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature	Date

Signature (Joint Owners)	Date